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                                                                 EXHIBIT 10.8(g)

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into effective as of December 7, 2000, among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), BANK OF AMERICA, N. A. ("Bank of America"), as a Bank, as an Issuing Bank, and as Agent for the Banks, and Woodward Marketing, Inc., Atmos Energy Marketing LLC, J. D. Woodward and James Kifer (collectively the "Guarantors").

         WHEREAS, Borrower and Banks entered into that certain Credit Agreement, dated to be effective as of August 9, 2000, as amended by that certain First Amendment to Credit Agreement and Guaranty of Atmos Energy Marketing, LLC dated as of September 29, 2000, and that certain Second Amendment to Credit Agreement dated as of November 3, 2000 (as amended the "Credit Agreement"); and

         WHEREAS, the Obligations (as defined in the Credit Agreement) were guaranteed by the Guarantors pursuant to a Guaranty Agreement executed by each of the Guarantors, in favor of the Banks, dated as of August 9, 2000 (the "Guaranty Agreements"); and

         WHEREAS, the Obligations are secured by security interests in the Collateral (as defined in the Credit Agreement) granted to Bank pursuant to the Security Agreements (as defined in the Credit Agreement) and pursuant to the Nations Funds Security Agreement (as defined in the Credit Agreement), each executed by Borrower (collectively, the "Security Agreements"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Bank of America and the Guarantors agree as follows:

         1. The definition of "Borrowing Base Sub-Cap" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Borrowing Base Sub-Cap" means, initially, an amount equal to $50,000,000.00; provided, however, Borrower may elect from time to time any of $50,000,000.00, $60,000,000.00, $70,000,000.00, $75,000,000.00,
         $80,000,000.00, $90,000,000.00, $95,000,000.00 or $100,000,000.00, as
         the Borrowing Base Sub-cap provided that Borrower's Net Working Capital and Tangible Net Worth at the time of election are greater than, or equal to, the amounts specified below:

                           (a)      If Borrower elects $100,000,000.00,
                                    Borrower's Net Working Capital must be at least $20,000,000.00 and Tangible Net Worth must be at least $21,000,000.00; or

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                           (b)      If Borrower elects $95,000,000.00,
                                    Borrower's Net Working Capital must be at least $19,000,000.00 and Tangible Net Worth must be at least $20,000,000.00; or

                           (c)      If Borrower elects $90,000,000.00,
                                    Borrower's Net Working Capital must be at least $18,000,000.00 and Tangible Net Worth must be at least $19,000,000.00; or

                           (d)      If Borrower elects $80,000,000.00,
                                    Borrower's Net Working Capital must be at least $16,000,000.00 and Tangible Net Worth must be at least $17,000,000.00; or

                           (e)      If Borrower elects $75,000,000.00,
                                    Borrower's Net Working Capital must be at least $15,000,000.00 and Tangible Net Worth must be at least $16,000,000.00; or

                           (f)      If Borrower elects $70,000,000.00,
                                    Borrower's Net Working Capital must be at least $14,000,000.00 and Tangible Net Worth must be at least $15,000,000.00; or

                           (g)      If Borrower elects $60,000,000.00,
                                    Borrower's Net Working Capital must be at least $12,000,000.00 and Tangible Net Worth must be at least $13,000,000.00; or

                           (h)      If Borrower elects $50,000,000.00,
                                    Borrower's Net Working Capital must be at least $10,000,000.00 and Tangible Net Worth must be at least $11,000,000.00.

                 Borrower shall elect which Borrowing Base Sub-Cap is in effect from time to time by delivering to Agent a written notice of such election, together with a Compliance Certificate in the form of Exhibit C which is attached hereto but modified to include a certification that upon the effectiveness of such election, no Default or Event of Default will exist. NOTWITHSTANDING THE FOREGOING, UNTIL THE EARLIER TO OCCUR OF JANUARY 31, 2001, OR SUCH TIME AS ADDITIONAL BANKS BECOME PARTIES TO THIS AGREEMENT WITH A BORROWING BASE LINE PORTION OF AT LEAST 25,000,000.00, THE BORROWING BASE SUB-CAP CANNOT EXCEED $95,000,000.00, AND PROVIDED FURTHER THAT NOTWITHSTANDING THE FOREGOING, IF NO BANKS ARE ADDED WITH A BORROWING BASE LINE PORTION OF AT LEAST 25,000,000.00 BY JANUARY 31, 2001, THEN FROM AND AFTER JANUARY 31, 2001, UNTIL SUCH TIME AS ADDITIONAL BANKS BECOME PARTIES TO THIS AGREEMENT WITH A BORROWING BASE LINE PORTION OF AT LEAST 25,000,000.00, THE BORROWING BASE SUB-CAP CANNOT EXCEED $75,000,000.00. FURTHERMORE, UNTIL SUCH TIME AS ADDITIONAL BANKS BECOME PARTIES TO THIS AGREEMENT WITH A BORROWING


THIRD AMENDMENT TO CREDIT AGREEMENT - PAGE 2
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         BASE LINE PORTION OF AT LEAST 25,000,000.00, UNDER NO CIRCUMSTANCES
         SHALL THE EFFECTIVE AMOUNT OF ALL OUTSTANDING REVOLVING LOANS, PLUS THE EFFECTIVE AMOUNT OF ALL L/C OBLIGATIONS UNDER THE BORROWING BASE LINE EXCEED $75,000,000.00 UNLESS THE FULL AMOUNT AVAILABLE UNDER THE COLLATERALIZED L/C LINE HAS BEEN FULLY UTILIZED.

         2. The definition of "Dollar Advance Cap" set forth in Section 1.01 of the Credit Agreement, Certain Defined Terms, is deleted in its entirety and replaced with the following:

                  "Dollar Advance Cap" means a cap upon Revolving Loans under the Borrowing Base Line with the following limits:

                  (a) $40,000,000.00 at such times as the Borrowing Base Sub-Cap is $100,000,000.00; and

                  (b) $38,000,000.00 at such times as the Borrowing Base Sub-Cap is $95,000,000.00; and

                  (c) $36,000,000.00 at such times as the Borrowing Base Sub-Cap is $90,000,000.00; and

                  (d) $32,000,000.00 at such times as the Borrowing Base Sub-Cap is $80,000,000.00; and

                  (e) $30,000,000.00 at such times as the Borrowing Base Sub-Cap is $75,000,000.00; and

                  (f) $28,000,000.00 at such times as the Borrowing Base Sub-Cap is $70,000,000.00; and

                  (g) $24,000,000.00 at such times as the Borrowing Base Sub-Cap is $60,000,000.00; and

                  (h) $20,000,000.00 at such times as the Borrowing Base Sub-Cap is $50,000,000.00.

         3. Renewal; Continued Effect. Except as set forth above, the Credit Agreement shall continue in full force and effect.

         4. Representations. To induce the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants (a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with


THIRD AMENDMENT TO CREDIT AGREEMENT - PAGE 3
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passage of time, or notice, or both, would become an Event of Default (a
"Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANK AND THAT THE BANK HAS ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO BANK THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

         5. Conditions Precedent. As a condition to Bank of America entering into this Amendment, no Default or Event of Default shall exist on the date hereof, and Bank of America must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to Bank of America:

                  (a)      this Amendment, duly executed by Borrower; and

                  (b) such other documents or certificates as Bank of America may reasonably request.

         6. Ratification of Security Agreements. Borrower ratifies and confirms the Security Agreements, and acknowledges and agrees that references to the Credit Agreement in such Security Agreements are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Security Agreements shall continue in full force and effect, and that pursuant to such Security Agreements Borrower has granted and hereby confirms and grants to Bank a continuing first and prior security interest in the Collateral to secure payment and performance of all Obligations.

         7. Ratification of Note. Borrower ratifies and confirms the Promissory Note dated as of November 3, 2000, delivered by Borrower to Bank of America and acknowledges and agrees that such note shall continue in full force and effect and shall be a "Note" as defined in the Credit Agreement.

         8. Miscellaneous.

                  (a) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (b) Capitalized Terms. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Credit Agreement.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.


THIRD AMENDMENT TO CREDIT AGREEMENT - PAGE 4
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                  (d) Governing Law. This Amendment shall be construed in
accordance with and governed by the laws of the State of California (without reference to principles of conflicts of laws), provided, however, that Bank shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower and Bank, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


THIRD AMENDMENT TO CREDIT AGREEMENT - PAGE 5
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                  Executed as of the day and year first above written

                                            BORROWER:


                                            WOODWARD MARKETING, L.L.C.,
                                            a Delaware limited liability company



                                            By:      /s/ HENRY O. DRILLING
                                                     ---------------------------
                                            Name:    Henry O. Drilling
                                                     ---------------------------
                                            Title:   Sr. Vice President
                                                     ---------------------------


                                            BANKS:


                                            BANK OF AMERICA, N. A.,
                                            as Agent


                                            By:      /s/ IRENE C. RUMMEL
                                                     ---------------------------
                                            Name:    Irene C. Rummel
                                                     ---------------------------
                                            Title:   Vice President
                                                     ---------------------------

                                            BANK OF AMERICA, N. A.,
                                            as a Bank and Issuing Bank


                                            By:      /s/ IRENE C. RUMMEL
                                                     ---------------------------
                                            Name:    Irene C. Rummel
                                                     ---------------------------
                                            Title:   Vice President
                                                     ---------------------------

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                                           GUARANTORS:


                                           WOODWARD MARKETING, INC.


                                           By:      /s/ HENRY O. DRILLING
                                                    ----------------------------
                                           Name:    Henry O. Drilling
                                                    ----------------------------
                                           Title:   Sr. Vice President
                                                    ----------------------------



                                           ATMOS ENERGY MARKETING, LLC


                                           By:      /s/ LAURIE M. SHERWOOD
                                                    ----------------------------
                                           Name:    Laurie M. Sherwood
                                                    ----------------------------
                                           Title:   Vice President and Treasurer
                                                    ----------------------------




                                                      /s/ J. D. WOODWARD
                                            ------------------------------------
                                                       J. D. WOODWARD



                                                      /s/ JAMES KIFER
                                            ------------------------------------
                                                        JAMES KIFER